SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2003

Date of earliest event reported: July 17, 2003

Trikon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22501	95-4054321
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Ringland Way, Newport, Gwent NP18 2TA, United Kingdom
(Address of principal executive office)		(Zip Code)

                 Registrant’s telephone number, including area code: 44-1633-414-000

______________________________________________________________________________
(Former name or former address, if changed since last report)

Explanatory Note:

The Registrant is filing this Current Report on Form 8-K/A to amend the first paragraph of the Current Report on Form 8-K filed by the Registrant on July 23, 2003 to correct the expiration date of the Registrant’s previous credit facility.

Item 5.   Other Events

The first paragraph of the Registrant’s Form 8-K filed by the Registrant on July 23, 2003 is hereby amended and restated as follows:

On July 17, 2003, Trikon Technologies entered into a new 5,000,000 British pound revolving credit facility with Lloyds TSB. This new facility, which expires on June 30, 2005, replaces Trikon’s 5.0 million British pound term loan maturing March 2004.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

10.1	5,000,000 British pound Revolving Loan Facility, dated July 17, 2003, by and between Trikon Technologies, Inc. and Lloyds TSB Bank plc*

*   Previously filed with the Registrant’s Form 8-K filed on July 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003	TRIKON TECHNOLOGIES, INC.

	By:	/s/ Jihad Kiwan
Jihad Kiwan President and Chief Executive Officer

Exhibit Index

10.1	5,000,000 British pound Revolving Loan Facility, dated July 17, 2003, by and between Trikon Technologies, Inc. and Lloyds TSB Bank plc*

*   Previously filed with the Registrant’s Form 8-K filed on July 23, 2003.